SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2003

Date of Report (Date of earliest event reported)

ENTERPRISE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-28790 (Commission File Number)	87-0429962B (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(604) 659-5006

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

     Exhibit Number

Description

99.1

Press Release dated September 24, 2003, issued by Enterprise Technologies, Inc.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On September 24, 2003, Enterprise Technologies, Inc. issued a news release announcing the engagement of Thornhill Advisors. This news release, dated September 24, 2003, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE TECHNOLOGIES, INC.

/s/ Harmel Rayat

Harmel Rayat

Director

Date: September 24, 2003

EXHIBIT 99.1

THORNHILL ADVISORS ENGAGED BY ENTERPRISE

Vancouver, BC – September 24, 2003 - - Enterprise Technologies, Inc. (OTCBB: ETPT) today announced it has engaged Thornhill Advisors, a full service, pro-active financial relations and corporate communications company, to serve as its investor and financial media relations counsel.

Through the development of a comprehensive website and the creation of customized, high-quality, high-impact and fully integrated media communications programs, Thornhill Advisors (www.thornhilladvisors.com) will strive to improve shareholder loyalty, increase industry and investor awareness and enhance the Company’s image in the investment community.

For these services, Thornhill Advisors will receive a fee of $216,000, which will be paid by the issuance of 900,000 restricted common shares of Enterprise Technologies at a price of $0.24 per share, the closing price of the Company’s shares on September 22, 2003, with 450,000 shares to be issued immediately and the balance issued on December 22, 2003.

About Enterprise Technologies, Inc.

Enterprise Technologies, Inc. is a development stage healthcare technology company that focuses on under-served high growth markets.

The Company has developed the MedCare Program, a non-pharmaceutical, non-invasive treatment program for patients suffering from urinary incontinence and other pelvic disorders, including pelvic pain, chronic constipation, fecal incontinence and disordered defecation.

Presently, the Company is searching for potential joint venture partners that have existing operating infrastructures to which the MedCare Program can be added as an ancillary service with minimal overhead.  Additionally, Enterprise plans to develop other potential revenue streams from the Company’s current intellectual property base and other technology-based ventures.

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products or services, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and other staff, changes in interest rates, inflationary factors, and other specific risks. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission.

Contact:

Harmel S. Rayat

Enterprise Technologies, Inc.

Toll Free: 800-611-3388